Time Deposits (Details Narrative) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Time Deposits
Time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service ("CDARS") on behalf of local customers	$ 15,000,000.0	$ 11,100,000
CDARS balances	$ 7,100	$ 3,000
Weighted average rate of brokered deposits	1.27%	1.49%